Regulatory Matters/Supervisory Agreements, IMCR and Federal Home Loan Bank Investment	12 Months Ended
Dec. 31, 2012
Deposits and Regulatory Matters/Supervisory Agreements, IMCR and Federal Home Loan Bank Investment [Abstract]
Regulatory Matters/Supervisory Agreements, IMCR and Federal Home Loan Bank Investment

NOTE 16 Regulatory Matters/Supervisory Agreements, IMCR and Federal Home Loan Bank Investment

The Bank, as a member of the Federal Home Loan Bank System, is required to hold a specified number of shares of capital stock, which are carried at cost, in the Federal Home Loan Bank of Des Moines. The Bank met this requirement at December 31, 2012. The capital stock investment in the Federal Home Loan Bank of Des Moines was reviewed for any other than temporary impairment as of December 31, 2012 and it was determined that it was not impaired.

On July 21, 2011, the OTS was integrated into the OCC, which became the Bank’s primary banking regulator and the primary banking regulator for the Company became the FRB.

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. The Bank’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

The Bank entered into a written Supervisory Agreement with the OTS, effective February 22, 2011, that primarily relates to the Bank’s financial performance and credit quality issues. This agreement replaced the prior memorandum of understanding that the Bank entered into with its primary regulator on December 9, 2009. In accordance with the agreement, the Bank submitted a two year business plan in May of 2011 that the OCC accepted with the expectation that the Bank would be in adherence with the OCC’s Notification of Establishment of Higher Minimum Capital Ratios, dated August 8, 2011, or IMCR, which required the Bank to establish and maintain a minimum core capital ratio of 8.5% by December 31, 2011. The IMCR is discussed more fully below. As required by the Supervisory Agreement, the Bank submitted updated two year business plans in January of 2012 and 2013. The Bank must operate within the parameters of the business plan and is required to monitor and submit periodic reports on its compliance with the plan. The Bank also submitted problem asset reduction plans at the same time that the business plans were submitted. The Bank must operate within the parameters of the problem asset plan and is required to monitor and submit periodic reports on its compliance with the plan. The Bank has also revised its loan modification policies and its program for identifying, monitoring and controlling risk associated with concentrations of credit, and improved the documentation relating to the allowance for loan and lease losses as required by the agreement. In addition, without the consent of the OCC, the Bank may not declare or pay any cash dividends, increase its total assets during any quarter in excess of the amount of the net interest credited on deposit liabilities during the prior quarter, enter into any new contractual arrangement or renew or extend any existing arrangement related to compensation or benefits with any directors or officer, make any golden parachute payments, or enter into any significant contracts with a third party service provider. The Bank believes it was in compliance with all requirements of the Supervisory Agreement at December 31, 2012.

The Company also entered into a written Supervisory Agreement with the OTS effective February 22, 2011. This agreement replaced the prior memorandum of understanding that the Company entered into with its primary regulator on December 9, 2009. As required by the Supervisory Agreement, the Company submitted updated two year consolidated capital plans in January of 2012 and 2013. The Company must operate within the parameters of the capital plan and is required to monitor and submit periodic reports on its compliance with the plan. In addition, without the consent of the Federal Reserve Board, the Company may not incur or issue any debt, guarantee the debt of any entity, declare or pay any cash dividends or repurchase any of the Company’s capital stock, enter into any new contractual arrangement or renew or extend any existing arrangement related to compensation or benefits with any director or officer, or make any golden parachute payments. The Company believes it was in compliance with all requirements of its Supervisory Agreement at December 31, 2012.

Quantitative measures established by regulations to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the following table) of Tier I (Core) capital, and Risk-based capital (as defined in the regulations) to total assets (as defined).

At December 31, 2012 and 2011, the Bank’s capital amounts and ratios are presented for actual capital, required capital and excess capital including amounts and ratios in order to qualify as being well capitalized under the prompt corrective actions regulations:

	Actual		Required to be Adequately Capitalized		Excess Capital		To Be Well Capitalized Under Prompt Corrective Action Provisions
(Dollars in thousands)	Amount	Percent of Assets(1)	Amount	Percent of Assets (1)	Amount	Percent of Assets(1)	Amount	Percent of Assets(1)
December 31, 2012
Tier I or core capital	$63,212	9.68%	$26,123	4.00%	$37,089	5.68%	$32,653	5.00%
Tier I risk-based capital	63,212	14.23	17,770	4.00	45,442	10.23	26,655	6.00
Risk-based capital to risk-weighted assets	68,963	15.52	35,540	8.00	33,423	7.52	44,425	10.00

December 31, 2011
Tier I or core capital	$56,314	7.14%	$31,560	4.00%	$24,754	3.14%	$39,450	5.00%
Tier I risk-based capital	56,314	9.61	23,441	4.00	32,873	5.61	35,162	6.00
Risk-based capital to risk-weighted assets	63,639	10.86	46,883	8.00	16,756	2.86	58,603	10.00

(1)	Based upon the Bank’s adjusted total assets for the purpose of the Tier I or core capital ratios and risk-weighted assets for the purpose of the risk-based capital ratio.

The OCC has established an IMCR for the Bank. An IMCR requires a bank to establish and maintain levels of capital greater than those generally required for a bank to be classified as “well-capitalized.” Effective December 31, 2011, the Bank was required to establish, and subsequently maintain, core capital at least equal to 8.5% of adjusted total assets, which is in excess of the Bank’s 7.14% core capital to adjusted total assets ratio at December 31, 2011. In February 2012, the Bank received a notice from the OCC arising out of its failure to establish and maintain its IMCR of 8.5% core capital to adjusted total assets at December 31, 2011. In April 2012, the Bank submitted to the OCC a written capital plan of how it would maintain its IMCR and a contingency plan in the event the IMCR was not maintained through the Bank’s primary plan. As a result of a decrease in assets and improved financial results, the Bank’s core capital to adjusted total assets ratio improved to 9.68% at December 31, 2012.

Management believes that, as of December 31, 2012, the Bank’s capital ratios were in excess of those quantitative capital ratio standards set forth under the prompt corrective action regulations referenced above. However, there can be no assurance that the Bank will continue to maintain such status in the future. The OCC has extensive discretion in its supervisory and enforcement activities, and can adjust the requirement to be “well-capitalized” in the future.

In order to improve its capital ratios and comply with its IMCR, the Bank has, among other things, improved its financial results, reduced non-performing assets, and decreased the asset size of the Bank. In 2011, the Bank’s Edina, Minnesota branch office was closed in order to reduce costs and in 2012 the Bank sold substantially all of the assets and deposit liabilities associated with its Toledo, Iowa branch in order to further reduce costs and improve capital ratios. In light of its continued focus on complying with the IMCR, the Bank may also determine it to be necessary or prudent to dispose of other non-strategic assets. These actions have resulted, and may result, in changes in the Bank’s assets, liabilities and earnings, some of which may be material, during the period in which the action is taken or is consummated or over a longer period of time. Further, the Company may determine it prudent, or be required by supervising banking regulators, to raise additional capital of which there can be no assurance that, if raised, it would be on terms favorable to the Company. If the Company raises capital through the issuance of additional shares of common stock or other equity securities, it could dilute the ownership interests of existing stockholders and, given our current common stock trading price, would be expected to dilute the per share book value of the Company’s common stock and could result in a change of control of the Company and the Bank.

The capital requirements of the Company and the Bank may be affected in the future by regulatory changes proposed in June 2012 by the FRB, the FDIC and the OCC to establish an integrated regulatory capital framework for implementing the Basel Committee on Banking Supervision’s Basel III regulatory capital reforms and changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The proposals would, among other things, apply a strengthened set of capital requirements to both the Bank and the Company and revise the rules for calculating risk-weighted assets for purposes of such requirements. These federal agencies have received comments on the proposed rules but have not issued final rules, so the details and the timetable for implementation of these rules remain uncertain.